UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material Pursuant to Section 240.14a-12.
ROCKET LAB CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76628-P35677 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. ROCKET LAB CORPORATION 3881 MCGOWEN ST LONG BEACH, CA 90808 ROCKET LAB CORPORATION 2025 Annual Meeting Vote by August 26, 2025 11:59 PM ET You invested in ROCKET LAB CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 27, 2025. Vote Virtually at the Meeting* August 27, 2025 1:30 PM Pacific Time Virtually at: www.virtualshareholdermeeting.com/RKLB2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V76629-P35677 1. Election of Class I Directors For Nominees: To be elected for terms expiring in 2028 01) Jon Olson 02) Merline Saintil 03) Alex Slusky 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers disclosed in the accompanying proxy statement. For 4. To approve an amendment to the Amended and Restated Certificate of Incorporation of Rocket Lab USA, Inc., our wholly owned subsidiary, to eliminate the recently added pass-through voting provision that requires approval by both us and our stockholders prior to certain actions being taken by or at Rocket Lab USA, Inc. For NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournments or postponements thereof.